UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2008
DIODES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	002-25577 (Commission File Number)	95-2039518 (I.R.S. Employer Identification No.)

15660 North Dallas Parkway Suite 850 Dallas, Texas (Address of principal executive offices)	75248 (Zip Code)
(972) 385-2810
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Appointment of Principal Officers Compensatory Arrangements of Certain Officers
SIGNATURES

Item 5.02.	Departure of Directors or Principal Officers; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
          (e) Adjustment to Executive Compensation
     On May 29, 2008, the Compensation Committee of the Board of Directors of the Company, in connection with its annual review of executive compensation, approved the base salary and 2008 stock option and restricted stock unit (“RSU”) grants for the executive officers as follows:

Name and Position	Base Salary	Stock Options (1)	RSUs (1)
Dr. Keh-Shew Lu	$343,000	111,000	—
President and Chief Executive Officer

Joseph Liu	$248,000	26,000	5,000
Senior Vice President, Operations

Mark A. King	$215,000	25,000	4,500
Senior Vice President, Sales and Marketing

Carl C. Wertz	$170,000	12,000	3,000
Chief Financial Officer, Secretary and Treasurer

Francis Tang	$150,000	9,000	3,000
Vice President, Discrete Product Development

Steven Ho	$141,000	13,000	3,800
Asia President and Vice President, Asia Sales and Marketing

Richard D. White	$170,000	15,000	3,800
Senior Vice President, Finance

Edmund Tang	$163,000	12,000	3,000
Vice President, Corporate Administration

Name and Position	Base Salary	Stock Options (1)	RSUs (1)
Julie Holland,	$150,000	9,000	3,000
Vice President, Worldwide Analog Products

T.J. Lee	$197,000	9,000	3,000
Vice President, Packaging Operations

Colin Greene	$346,000	—	—
European President and Vice President, European Sales and Marketing

(1)	The stock options and RSUs were granted on May 29, 2008. Such options are first exercisable, and such RSUs will vest, in four equal annual installments, commencing on the first anniversary of the date of grant, May 29, 2009. The exercise price of the options is $27.95, the closing price of the Company’s common stock on May 29, 2008.

     Adjustment to Board Compensation
     On May 29, 2008, the Compensation Committee of the Board of Directors approved changes to the compensation for the non-employee members of the Board as follows: except the Chairman and the Vice Chairman of the Board, each non-employee director will be granted RSUs for 4,300 shares. The Chairman of the Board will be granted RSUs for 21,500 shares, and the Vice Chairman of the Board will be granted RSUs for 14,700 shares. There will be no other payments for any director activities, except for reimbursement for all costs incurred for attendance at Board of Director meetings.
     The Board compensation for each of the non-employee directors is as follows:

	Retainer			RSUs (1)
		Audit
	Annual	Committee	Total	Annual
Raymond Soong	$80,000	—	$80,000	21,500
C.H. Chen	$80,000	—	$80,000	14,700
Michael R. Giordano	$80,000	$20,000	$100,000	4,300
John M. Stich	$80,000	$10,000	$90,000	4,300
Shing Mao	$80,000	—	$80,000	4,300
L.P.Hsu	$80,000	$10,000	$90,000	4,300

(1)	The RSUs were granted on May 29, 2008 and will vest, in four equal annual installments, commencing on the first anniversary of the date of grant, May 29, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIODES INCORPORATED
Date: June 4, 2008	By	/s/ Carl C. Wertz
Carl C. Wertz,
Chief Financial Officer